EXHIBIT 99.C

Second Quarter 2007 Financial & Operational Update August 7, 2007

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to implement and achieve our objectives in the 2007 plan, including achieving our debt-reduction targets, earnings and cash flow targets; changes in reserve estimates based upon internal and third party reserve analyses; the effects of any changes in accounting rules and guidance; our ability to meet production volume targets in our E&P segment; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions; outcome of litigation; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices and basis differentials for oil, natural gas, and power and relevant basis spreads; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise. Certain of the production information in this presentation include the production attributable to El Paso's 43 percent interest in Four Star Oil & Gas Company ("Four Star"). El Paso's Supplemental Oil and Gas disclosures, which are included in its Annual Report on Form 10-K, reflect its proportionate share of the proved reserves of Four Star separate from its consolidated proved reserves. In addition, the proved reserves attributable to its proportionate share of Four Star represent estimates prepared by El Paso and not those of Four Star. Cautionary Note to U.S. Investors - The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation, such as unrisked reserves potential, that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosures regarding proved reserves in this presentation and the disclosures contained in our Form 10-K for the year ended December 31, 2006, File No. 001-14365, available by writing; Investor Relations, El Paso Corporation, 1001 Louisiana St., Houston, TX 77002. You can also obtain this form from the SEC by calling 1-800-SEC-0330. With regard to any discussion of a potential pipeline master limited partnership, the company recently issued a press release pursuant to and in accordance with Rule 135 under the Securities Act of 1933. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities. Any offers, solicitations of offers to buy, or any sales of securities will only be made in accordance with the registration requirements of the Securities Act of 1933 or an exemption therefrom. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures as defined in the SEC's Regulation G. More information on these Non-GAAP financial measures, including EBIT, EBITDA, adjusted EPS, cash costs, and the required reconciliations under Regulation G, as set forth in this presentation or in the appendix hereto.

Defining Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner the place to work the neighbor to have the company to own Focus on Culture

EP Continues to Gain Momentum Strong 2nd quarter earnings E&P 2Q ahead of target On target for year Brazil work continues Portfolio upgrade underway Pipelines 2Q ahead of target On target for year More opportunities on horizon Substantial natural gas price support for 2007 More natural gas price support for 2008 MLP on track for 4Q Larger Interests in several pipelines 5

11 a meaningful company delivering meaningful results Financial Results doing meaningful work

Financial Results EBIT Interest and debt expense Income before income taxes Income taxes Income from continuing operations Discontinued operations, net of taxes Net Income Preferred stock dividends Net income available to common stockholders Diluted EPS from continuing operations Diluted EPS from discontinued operations Total diluted EPS Diluted shares (millions) $ 438 (316) 122 (12) 134 16 150 9 $ 141 $ 0.19 0.02 $ 0.21 732 2006 Three Months Ended June 30, $ 470 (231) 239 70 169 (3) 166 10 $ 156 $ 0.22 - $ 0.22 757 2007 $ Millions, Except EPS

Items Impacting 2Q 2007 Results Continuing operations Adjustments* Debt repurchase costs MTM gain on production-related derivatives Adjusted Diluted EPS-Continuing operations $ 239 $ 86 $ (9) Pre-tax $ 169 $ 55 $ (6) After-tax $ 0.22 0.08 (0.01) $ 0.29 Diluted EPS $ Millions, Except EPS *Adjustments assume 36% tax rate

Business Unit Contribution Core Business Pipelines Exploration & Production Other Business Marketing Power Corporate & Other Debt repurchase costs Other Total Three Months Ended June 30, 2007 $ 318 235 5 16 (86) (18) $ 470 Cash Capex EBIT DD&A $ 91 189 1 - - 5 $ 286 $ 206 407 - - - 4 $ 617 $ Millions $ 409 424 6 16 (86) (13) $ 756 EBITDA Adjusted Pipeline EBITDA $445 MM* *Adjusted to reflect 50% interest of Citrus EBITDA on a proportional basis, see appendix for details

Cash Flow Summary $ 121 939 1,060 (178) 882 (17) $ 865 $ 1,400 $ 75 Income from continuing operations Non-cash adjustments Subtotal Working capital changes and other Cash flow from continuing operations Discontinued operations Cash flow from operations Capital expenditures Dividends paid 2007 Six Months Ended June 30, $ Millions $ 435 647 1,082 150 * 1,232 190 $ 1,422 $ 942 $ 71 2006 Strong cash flow *Includes $692 MM return of margin collateral

Marketing Financial Results EBIT MTM for production-related derivatives MTM for other natural gas derivative contracts MTM power contracts Settlements, demand charges, and other Operating expenses and other income EBIT $ 9 2 (15) (12) 21 $ 5 Three Months Ended June 30, 2007 2006 $ 27 (18) 26 (17) (5) $ 13 $ Millions

2007 Natural Gas Hedge Program 28 TBtu $8.00 floor/ $16.89 ceiling 39 TBtu $7.72 fixed price 45 TBtu $7.50 floor Balance at Market Price Ceiling Floors 67 TBtu Average cap $11.52 per MMBtu 112 TBtu Average floor $7.70 per MMBtu Positions as of June 30, 2007 (Contract Months July 2007 - Forward) Excellent price support for balance of 2007 Note: See full Production-Related Derivative Schedule in Appendix

2008 Natural Gas Hedge Activities 18 31 31 Fixed price swaps Average ceiling Average floor $ 8.24 $ 12.00 $ 8.00 Volumes (TBtu) Avg. Price ($/MMBtu) 23 93 93 Volumes (TBtu) Avg. Price ($/MMBtu) New Positions $ 7.27 $ 10.92 $ 7.61 116 TBtu floor de-risks 2008 outlook Note: See full Production-Related Derivative Schedule in Appendix New & Existing Positions

Second Quarter Financing Achievements Interest expense down 27% 2007 vs. 2006 Refinanced $1.2 billion EPEP Notes Removed only remaining non-investment grade indenture More favorable terms Completed $355 MM pipeline bond offering at EPNG 5.95% coupon replaces 7.625% coupon Added a $150 MM unsecured credit facility Utilized for letters of credit

Pipeline Group 29 a meaningful company delivering meaningful results doing meaningful work

Highlights Favorable 2Q results-11% EBIT increase from 2Q 2006 Throughput up in 2007 Continued progress on expansion projects Safe and reliable operations

Pipeline Group Financial Results EBIT Capital expenditures* Total throughput (BBtu/d) 100% Equity investments Total throughput Three Months Ended June 30, 2007 2006 $ 318 $ 206 15,484 1,677 17,161 Note: Amounts do not include ANR and related assets which were sold 2/22/07 *Includes hurricane-related capital, net of proceeds, of ($3) MM in 2Q 2007 and $91 MM in 2Q 2006 $ 286 $ 252 14,857 1,801 16,658 $ Millions

Solid Increase in Throughput YTD T-put 22 4 8 2 TGP Power loads SNG 6% 20% EPNG CIG Rockies supply, expansions, colder weather 7% overall increase % Increase YTD 2007 vs. YTD 2006 2% 1%

Growth Projects In-Service 2007 or Early 2008 SNG Cypress-Phase I TGP LA Deepwater Link TGP Triple T LPG Burgos Pipeline (50%) CIG Raton Basin TGP Northeast ConneXion-NE WIC Kanda Lateral TGP Essex/Middlesex Cheyenne Plains-Coral Capital $ 255 55 52 58 13 111 152 56 20 $ 772 May 07 July 07 Aug 07 Sept 07 Oct 07 Nov 07 Jan 08 Feb 08 Mar 08 In-Service Date - In-service - In-service $ Millions

Growth Project Milestones YTD 2007 New Precedent Agreements SNG South System III TGP Carthage WIC Medicine Bow Filed at FERC CIG High Plains Pipeline (50%) Cheyenne Plains - Coral WIC Medicine Bow Received FERC Certificate WIC Kanda Lateral CIG Raton Basin Capital Advancing $2 billion of committed growth projects $ Millions $286 35 32 98 20 32 152 13

WIC Kanda Lateral

- 124 miles, 24" pipeline
- Capacity: 400 MMcf/d
- Capital: $152 MM
- Fully contracted
- Construction started
- Expected in-service January 2008



Wamsutter
Kanda
WIC and Overthrust Interconnects
WYOMING
UTAH
Kanda Lateral
COLORADO
Uinta Basin
WIC
CIG
Compression

Provides incremental capacity from Uinta Basin

elpaso 21

Pipeline Summary Pipelines continue to deliver outstanding results Excellent inventory of committed growth projects Favorable macro environment creating additional growth opportunities Market connectivity Supply and LNG-related infrastructure

Exploration & Production 45 a meaningful company doing meaningful work delivering meaningful results

Second Quarter Highlights Production increased 5% over 1Q 2007 and 9% over 2Q 2006 Capital program on target Important progress on three exploration wells in Brazil Outstanding employee safety performance Note: Production includes proportionate share of Four Star equity volumes

E&P Financial Results EBIT1 Capital expenditures Acquisition capital Production (MMcfe/d) Consolidated volumes Four Star volumes Production costs ($/Mcfe)2 General and administrative expenses ($/Mcfe) Taxes other than production & income ($/Mcfe) Total cash costs ($/Mcfe)3 $ 235 $ 383 $ 16 857 786 71 $ 1.18 0.68 0.06 $ 1.92 2006 2007 Three Months Ended June 30, $ 163 $ 306 $ - 785 719 66 $ 1.20 0.62 0.04 $ 1.86 $ Millions 1Does not include $1 MM loss from cash settlements on production-related derivatives in Marketing segment in 2007 and $16 MM benefit from cash settlements in 2006 2Includes lease operating costs and production-related taxes 3Excludes costs and production associated with equity investment in Four Star

2Q 2006 3Q 2006 4Q 2006 1Q 2007 2Q 2007 Onshore Texas Gulf Coast GOM/SLA International Production Update 830 415 183 189 22 810 23 785 411 187 165 Solid performance by all domestic regions 17 209 182 422 MMcfe/d 820 16 182 189 433 857 14 202 202 439 *Note: Includes proportionate share of Four Star equity volumes

Production Outlook On track with 2007 guidance Raising low end of range for full-year outlook 2Q expected to be highest production level for 2007 GOM will return to 175-200 MMcfe/d range Onshore and Texas Gulf Coast will continue to show modest growth Full-year range now 820-860 MMcfe/d* *Includes proportionate share of Four Star equity volumes

E&P Cash Costs $/Mcfe FY 2006 1Q 2007 2Q 2007 Direct Lifting Costs 0.95 0.95 0.85 Production Taxes 0.29 0.32 0.33 General & Administrative 0.59 0.69 0.68 Taxes Other Than Production & Income 0.03 0.04 0.06 $1.86 $1.99 $1.92 $0.69 $0.03 $0.03 $0.06 $0.59 $0.68 $0.29 $0.32 $0.33 $0.95 $0.95 $0.85

Continued Drilling Success High (Pc<40%) Med Low (Pc>80%) GOM Expl. Int'l Expl. GOM Dev. Ons. Expl. Onshore Dev. TGC Dev. 0% 74% 99% TGC Expl. Risk Int'l Dev. 2 19 335* YTD Gross Wells Drilled Actual Success Rate 97% success rate YTD *Includes 96 wells in Raton to be completed in 2007

Gulf of Mexico Additions WC 95 WC 132 HI 351 Three new facility installations in 2Q Installations completed in May and June Combined June net production of 42 MMcfe/d

Pinauna Upside Exploration Preparing to enter primary objective Unrisked reserves potential: 100 MM BOE with Pc 34% Expect assessment in 3Q Divestiture process on-going 3D survey outline Pinauna POD area BAS-73 BAS-73 2 3 Pinauna Field (BAS-64) 37 MMBOE R2P 1,350 acres (at -2,380 m ss / conservative OWC) 1 3 km Sergi depth BAS-74 Acai-1 Cacau-1 BAS-64 1 Rio de Janeiro Brazil 30" 20" 13-3/8" 500m 1000m 1500m 30" 20" 13-3/8" Cacau 1-ELPS-16D-BAS Acai 1-ELPS-17D-BAS 9-5/8" TD at 3022md Sergi 2000m 2500m 3000m Sergi 9-5/8" TD at 2904md Cacau and Acai Batch Drilling

Espirito Santo Bia / Camarupim Discovery 10 km Petrobras oper WI 65% El Paso WI 35% 10 km Petrobras oper WI 65% El Paso WI 35% Petrobras oper WI 100% Bia discovery 6-ES-168 Rio de Janeiro Brazil Discovery announced April 2007 130 meters of pay Working with Petrobras to assess full discovery upside In discussions with Petrobras to drill appraisal well further North

High Grading Portfolio Strategic approach Completed portfolio review Identified advantaged areas Focused on inventory, cost structure, reserve life, and competencies Divest non-core fields Focus people and investments in core areas Retain key GOM and South Texas assets Improve capital and operating efficiencies Maintain organizational capability Continue evaluation of acquisition opportunities

Divestiture Process Targeting 220 to 270 Bcfe Up to 10% of 1/1/07 proved reserve base Weighted towards GOM and South Texas properties Marketing to begin soon Final closing target date 1Q 2008

E&P Summary Continued strong performance in 2Q Solid production growth Capital program on track and on budget Cash cost improvement Progress on Brazil exploration wells High grading portfolio

Second Half Outlook is Exciting MLP IPO brings new opportunities Both businesses running well Brazil exploration news in 3Q More news on pipelines' growth Lots of downside gas price protection

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are attached. Additional detail regarding non-GAAP financial measures can be reviewed in El Paso's full operating statistics, which will be posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; (iii) interest and debt expense; and (iv) distributions on preferred interests of consolidated subsidiaries. The company excludes interest and debt expense and distributions on preferred interests of consolidated subsidiaries so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. EBITDA is defined as EBIT, depreciation, depletion and amortization. El Paso's business operations consist of both consolidated businesses as well as investments in unconsolidated affiliates. As a result, the company believes that EBIT and EBITDA, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. Exploration and Production per-unit total cash costs or cash operating costs equal total operating expenses less DD&A and cost of products and services divided by total production. Adjusted EPS is earnings per share excluding debt repurchase and MTM charges in the production-related derivatives during the quarter. It is useful in analyzing the company's on-going earnings potential. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP operating measurements.

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Financial Results EBIT Interest and debt expense Income before income taxes Income taxes Income from continuing operations Discontinued operations, net of taxes Net Income Preferred stock dividends Net income available to common stockholders Diluted EPS from continuing operations Diluted EPS from discontinued operations Total diluted EPS Diluted shares (millions) $ 1,194 (647) 547 112 435 71 506 19 $ 487 $ 0.60 0.10 $ 0.70 724 2006 Year-to-Date Ended June 30, 2007 $ Millions, Except EPS $ 686 (514) 172 51 121 674 795 19 $ 776 $ 0.15 0.96 $ 1.11 699

Items Impacting YTD 2007 Results Continuing operations Adjustments1 Debt repurchase costs MTM loss on production-related derivatives Effect of change in number of diluted shares2 Adjusted EPS-Continuing operations Discontinued operations (ANR) Adjustments Gain on sale of ANR-related assets Debt repurchase costs (ANR) Adjusted EPS-Discontinued operations (ANR) $ 172 $ 287 $ 78 $ 1,043 $(1,002) $ 19 Pre-tax $ 121 $ 184 $ 50 $ 674 $ (648) $ 12 After-tax $ 0.15 0.26 0.07 (0.01) $ 0.47 $ 0.96 (0.93) 0.02 $ 0.05 EPS $ Millions, Except EPS 1Assumes 36% tax rate 2Adjusted to proforma net income results in additional dilutive shares to 757 MM

2007 Analysis of Working Capital and Other Changes $72 72 (64) (82) (147) (29) $(178) Margin collateral Changes in price risk management activities Settlements of derivative instruments Net changes in trade receivable/payable Settlement of liabilities Other Total working capital changes & other Six Months Ended June 30, 2007 $ Millions

Adjusted Pipeline EBITDA $935 MM* *Adjusted to reflect 50% interest of Citrus EBITDA on a proportional basis; appendix includes details Business Unit Contribution Core Business Pipelines Exploration & Production Other Business Marketing Power Corporate & Other Debt repurchase costs Other Total Year-to-Date Ended June 30, 2007 $ 682 414 (130) 34 (287) (27) $ 686 Cash Capex EBIT DD&A $ 185 359 2 - - 11 $ 557 $ 402 992 * - - - 6 $ 1,400 $ Millions *Includes $254 MM South Texas acquisition EBITDA $ 867 773 (128) 34 (287) (16) $ 1,243

Reconciliation of EBIT/EBITDA EBITDA Less: DD&A EBIT Interest and debt expense Income before income taxes Income taxes Income from continuing operations Discontinued operations, net of taxes Net Income Preferred stock dividends Net income available to common stockholders $ 1,243 557 686 (514) 172 51 121 674 795 19 $ 776 $ Millions $ 756 286 470 (231) 239 70 169 (3) 166 10 $ 156 Six Months Ended June 30, 2007 Three Months Ended June 30, 2007

Pipeline Group Financial Results EBIT Capital expenditures* Total throughput (BBtu/d) 100% Equity investments Total throughput Year-to-date Ended June 30, 2007 2006 $ 682 $ 402 15,964 1,633 17,597 Note: Amounts do not include ANR and related assets which were sold 2/22/07 *Includes hurricane-related capital, net of proceeds, of $11 MM in 2007 Year-to-date and $158 MM in 2006 Year-to-date $ 632 $ 445 14,945 1,692 16,637 $ Millions

Reconciliation of Citrus EBITDA $ 22 13 10 14 (1) $ 58 $ 409 58 22 $ 445 $ 466 Citrus equity earnings 50% Citrus DD&A 50% Citrus interest 50% Citrus taxes Other* 50% Citrus EBITDA El Paso Pipeline EBITDA Add: 50% Citrus EBITDA Less: Citrus equity earnings Adjusted Pipeline EBITDA Citrus debt at June 30, 2007 (50%) $ 44 25 19 26 (2) $ 112 $ 867 112 44 $ 935 $ Millions Six Months Ended June 30, 2007 Three Months Ended June 30, 2007 *Other represents the excess purchase price amortization and differences between the estimated and actual equity earnings on our investment

E&P Financial Results $ Millions EBIT1 Capital expenditures Acquisition capital Production (MMcfe/d) Consolidated volumes Four Star volumes Production costs ($/Mcfe)2 General and administrative expenses ($/Mcfe) Taxes other than production & income ($/Mcfe) Total cash costs ($/Mcfe)3 $ 414 $ 735 $ 270 838 768 70 $ 1.22 0.69 0.05 $ 1.96 2006 2007 Six Months Ended June 30, $ 362 $ 531 - 775 707 68 $ 1.12 0.64 0.03 $ 1.79 1Does not include $16 MM and $3 MM benefit from cash settlements on production-related derivatives recognized in Marketing segment during 2007 and 2006 2Includes lease operating costs and production-related taxes 3Excludes costs and production associated with equity investment in Four Star

$1.99 $1.92 Non-GAAP Reconciliation: E&P Cash Costs Total operating expense Depreciation, depletion, and amortization Costs of products and services Per unit cash cost* Total equivalent volumes (MMcfe)* $ 346 (189) (19) 71,493 $ 4.84 (2.64) (0.28) Total ($ MM) Per Unit ($/Mcfe) 2Q 2007 $1,229 (645) (87) 266,518 $ 4.61 (2.42) (0.33) $ 1.86 Total ($ MM) Per Unit ($/Mcfe) FY 2006 *Excludes volumes and costs associated with equity investment in Four Star $ 328 (170) (24) $ 4.86 (2.52) (0.35) Total ($ MM) Per Unit ($/Mcfe) 67,442 1Q 2007

Marketing Financial Results $ Millions EBIT MTM for production-related derivatives MTM for other natural gas derivative contracts MTM power contracts Settlements, demand charges, and other Operating expenses and other income EBIT $ (78) (22) (32) (19) 21 $ (130) Six Months Ended June 30, 2007 2006 $ 189 29 37 (32) (2) $ 221

Production-Related Derivative Schedule Note: 2007 and 2009 positions are as of June 30, 2007 (contract months: July 2007-forward) 2008 positions are as of July 11, 2007 (contract months: July 2007-forward)

Second Quarter 2007 Financial & Operational Update August 7, 2007